EXHIBIT 10.2

PLEDGE AGREEMENT

質押協議

THIS PLEDGE AGREEMENT (“Pledge Agreement”) is made as of this 15th day of March, 2019, by and between Tijin Song (the “Pledgor”), an individual shareholder of China VTV Ltd. (the “Company”), a Hong Kong company, with the primary residence in P.R.C., and Guoping Chen (the “Pledgee”), an individual shareholder of China VTV Limited (the “Parent”), a Nevada company.

本質押協議（“質押協議”）由China VTV Ltd.（“本公司”） 一家香港公司的個人股東宋体金（“出質人”），其主要居住地在中國，以及China VTV Limited（“母公司”），一家內華達州公司的個人股東陈国平（“質權人”）签署，自2019年3月15日起生效。

PRELIMINARY STATEMENTS:

聲明：

(1) The Pledgor, Pledgee, Company and Parent are parties, among others, to a Stock Purchase/ Exchange Agreement (the “Stock Exchange Agreement”) on the date dated therein.

出質人，質權人，公司及母公司是為此日期当日签署该股份購買╱交換協議（“股份交換協議”」）的訂約方。

(2) Pursuant to the Stock Exchange Agreement, the Pledgor shall own 75,000,000 shares (“Pledged Equities”), par value $0.001 U.S. dollars, representing 34.01% of the issued and outstanding common stock of the Parent, upon or immediately after the Closing Date thereof.

根據股份交換協議，出質人將於其截止日期或其後立即擁有75,000,000股股份（“抵押股權”），其面值为0.001美元，佔母公司已發行及已發行普通股的34.01％。

(3) The pledge of the Pledged Equities is given to secure the Repayment of the Loans that the Pledgee has provided to the Parent as set forth in Article 1.4 of the Stock Exchange Agreement.

根據股份交換協議第1.4條的規定，该質押是以股權質押以確保償還質權人已向母公司提供的墊資。

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(4) This pledge is made as an inducement to the Pledgee to enter into the Stock Exchange Agreement, which shall be executed simultaneously with this Pledge Agreement.

本質押旨在作為質權人訂立股份交換協議的誘因，該協議將與本質押協議同時執行。

NOW, THEREFORE, in consideration of the premises, the Pledgor hereby covenants to the Pledgee as follows:

因此，在考慮到以上前提的情況下，出質人特此向質權人承諾如下：

SECTION 1. Pledge. The Pledgor hereby pledges to the Pledgee and grants to the Pledgee a security interest in all of the Pledgor’s now owned and hereinafter acquired right, title and interest in and to the following (the “Collateral”):

第1節。質押。 出質人特此向質權人承諾，並向質權人授予對出質人現在擁有和以後獲得的所有權利，所有權和權益以及以下（“抵押品”）的擔保權益：

(a) the Pledged Equities above described;

上述質押股權;

(b) the proceeds, if and when received, of the Pledged Equities and other instruments and documents representing the Pledged Equities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equities;

所收取的抵押股權及其他代表抵押股權的工具及文件，以及不時收取，應收或以其他方式分配的任何股息，現金，工具及其他財產的收益或所有質押股票;

(c) the proceeds, if and when received, of all additional shares of stock or membership interest of any issuer of the Pledged Equities from time to time acquired by the Pledgor in any manner, the certificates and other instruments and documents representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or interests;

所收到的所得額外股份，不時由出質人以任何方式取得的所有質押股份發行人的股份或會員權益，代表該等額外股份的證書及其他文書及文件，以及就任何或所有該等股份或權益而收取，應收或以其他方式分派的所有股息，現金，工具及其他財產;

(d) all other property hereafter delivered to the Pledgee in substitution for or in addition to any of the foregoing, all certificates, certificates of deposit, notes, instruments and documents representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

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以後轉讓給質權人的用以替代或補充上述任何財產的所有其他財產，所有證明，存單，票據，文書和代表或證明該財產的文件，以及所有現金，證券，利息，股息，權利和其他在任何時間及不時收到，應收或以其他方式分配，或以任何或全部方式交換的財產。

SECTION 2. Security for Indebtedness. This Agreement secures the payment and performance of all Pledgor’s obligations for the Repayment the Loan as set forth in the Stock Exchange Agreement. For the purposes of this Agreement, the term “Event of Default” is defined to mean any failure, default, breach, nonpayment or nonperformance by the Pledgor under the Stock Exchange Agreement, including without limitation Articles 1.4 and 1.7.

第2節。負債的保障。 本協議確保支付并履行所有出質人在股份交換協議中規定的償還墊資的義務。 就本協議而言，“違約事件”一詞的定義是指出質人由于股份交換協議产生的任何失敗，違約，違反，不付款或不履行，包括但不限於第1.4及1.7條。

SECTION 3. Delivery of Collateral. All share certificates or instruments representing or evidencing the Collateral shall be delivered to and held by the Pledgee or his or her designated agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time after the occurrence of an Event of Default, in its discretion, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Collateral.

第3節。抵押品的交付。 所有代表或證明抵押品的股票或工具均應由質權人或其指定代理人按照本協議交付並持有，並應採用適當的形式通過交付轉讓，或應附有正式簽署的轉讓或空白轉讓文書，且所有形式和内容都是質權人所滿意的。 質權人有權在發生違約事件後的任何時候，酌情決定轉讓或以質權人或其任何被提名人的名義登記任何或所有抵押品。

SECTION 4. Representations and Warranties. The Pledgor represents and warrants as follows:

第4節。聲明和保證。 出質人代表並保證如下：

(a) The Pledged Equities, when issued, shall be duly authorized and validly issued and are fully paid and non-assessable.

已抵押股票一經發布，即可正式授權及有效發行，並已全數支付及不可课稅。

(b) The Pledgor will be at all times the legal and beneficial owner of the Pledged Equities upon the issuance of the Pledged Equities and the Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for security interests created in favor of the Pledgee.

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出售抵押股權和抵押品時，出質人將始終是質押股權的合法和實益擁有人，並且不受任何留置權，擔保權益，期權或其他费用或阻碍的影響，除了由為質權人創造的擔保權益。

(c) The pledge pursuant to this Agreement of any Collateral creates or will create a valid and perfected first priority security interest in the Collateral, securing the payment and performance of the Stock Exchange Agreement.

根據本協議對任何抵押品的質押產生或將在抵押品中創建有效且完善的第一優先擔保權益，以確保支付和履行股份交換協議。

(d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Pledgee of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the foreclosure of security interests generally).

任何政府機構或監管機構均不得授權，批准或採取任何行動，也不得通知或提交任何政府機構或監管機構以要求：（i）由出質人根據本協議質押抵押品或出質人執行，交付或履行本協議或（ii）由質權人行使本協議規定的權利或根據本協議對抵押品採取的補救措施（一般情況下，通過影響取消擔保權益的法律进行處置除外）。

SECTION 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, certificates and documents and take all further action that may be reasonably necessary or desirable or that the Pledgee may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any or all of the Collateral.

第5節。進一步的保證。 出質人同意，出質人在任何時間，由出質人负担其费用，出質人將及時執行並交付所有其他文書，證書和文件，並採取可能合理必要或可取的所有進一步行動，或質權人可合理要求的所有進一步行動，以完善和保護所授予或聲稱授予的任何擔保權益或使質權人能夠就任何或所有抵押品行使和執行本協議項下的權利和補救措施。

SECTION 6. Pledgor’s Rights; Dividends; Etc. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, including the right to vote the Pledged Equities for any purpose allowed under the Parent’s charter documents and applicable law; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Pledgee’ reasonable judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof, and provided further, that the Pledgor shall give the Pledgee at least five (5) days’ prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which it reasonably believes could have a material adverse effect on the value of the Collateral.

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第6節。出質人的權利;股息; 等等。只要不發生違約事件並且違約事件仍在繼續，出質人有權出於與本協議條款不一致的任何目的行使與抵押品或其任何部分有關的任何權利，包括對質押的投票權，包括根據母公司的章程文件和適用法律允許的任何目的投票抵押股權的權利；但是，如果質權人通过合理的判斷，认为此類訴訟會對抵押品或其任何部分的價值產生重大不利影響，並且進一步，則出質人不得行使或不行使任何此類權利，并且出質人應至少提前五（5）天向質權人發出書面通知，告知其有意行使的行為，或者其行使的理由，以及合理認為可能對其抵押品的價值產生重大不利影響的任何此類權利。

SECTION 7. Transfers and Other Liens; Notice to Prior Secured Party. The Pledgor agrees that Pledgor will not create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to the Pledged Equities or any of the Collateral, except for the security interest under this Agreement.

第7節。轉移和其他留置權; 前擔保方的通知。 出質人同意,出質人不會對質押股權或任何抵押品產生或允許存在任何留置權，擔保權益或其他费用或阻碍，但本協議項下的擔保權益除外。

SECTION 8. Appointed Attorney-in-Fact. Upon the occurrence of an Event of Default, the Pledgor hereby irrevocably appoints the Pledgee the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee’ discretion, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to demand, receive, endorse, hold and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The Pledgee may at any time appoint a substitute attorney-in-fact.

第8節。指定的事實律師。 一旦發生違約事件，出質人特此不可撤銷地委任出質人的質權人为其事實上的律師，並具有完全權力，以出質人的名義或其他方式不時地代表出質人，質權人可自行決定採取任何行動並執行質權人認為必要或可取的任何文書以實現本協議的目的，包括但不限於要求，接收，簽署，持有和收取所有應付的工具。 出質人代表有關抵押品或其任何部分的任何股息或其他分配，並為此提供全面解除。 質權人也可隨時指定事實律師。

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SECTION 9. Performance and Termination. (a) If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor in accordance with Section 12.

第9節。表現和終止。 （a）如果出質人未能履行本協議所載的任何協議，質權人可以自行履行或促使履行該協議，並且出質人因此而產生的合理費用應由出質人按照第12節的規定支付。

(b) This Agreement shall create a continuing security interest in the Pledged Equities and shall remain in full force and effect until Repayment of the Loan in full and complete performance by the Pledgor under the Stock Exchange Agreement. Upon Repayment of the Loan in full and complete performance by the Pledgor under the Stock Exchange Agreement, the Pledgee shall immediately redeliver the Pledged Equities to Pledgor and this Pledge Agreement will terminate automatically.

（b）本協議將在質押股權中產生持續的擔保權益，並在出質人根據聯交所協議全面及完整履行償還墊資之前保持完全有效。 当出質人根據股份交换協議全數及全面履行墊資償還後，質權人須立即將質押股權重新予出質人，而該質押協議將会終止。

SECTION 10. Remedies. If any Event of Default shall have occurred and be continuing:

第10節。補救措施。 如果發生任何違約事件並且違約事件仍在繼續：

(a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein and as otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Nevada at that time, and the Pledgee may also, without notice as specified below, execute upon and apply (for itself or any designee it elects) the Collateral directly toward the Repayment of the Loan, and sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Pledgor of the time and place of any public sale and one publication in a local newspaper, or at least ten (10) days’ notice of the time after which any private sale is to be made, shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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除了本協議規定的其他權利和補救措施以及法律或公平的其他方面，根據當時在內華達州實施的統一商法典，質權人可以對抵押品行使違約擔保方的所有權利和補救措施，并且質權人也可以在不另行通知的情況下，（自己或其選擇的任何指定人）直接向墊資償還並執行，並將抵押品或其任何部分出售給一個或多個公共地塊，或在任何交易所或其他地方私下出售現金，信貸或未來交付，以及此類價格或價格以及質權人認為具有商業合理性的其他條款。出質人同意，在法律規定的範圍內，至少十（10）天的向出質人發的出任何公開出售的時間和地點以及在當地報紙上刊登的一份公开出版物，或至少十（10）天的向其及进行關於任何私人出售的時間的通知，才應構成合理的通知。無論是否已發出銷售通知，質權人均無義務出售抵押品。質權人可以在其固定的時間和地點不時通過公告暫停任何公開或私人銷售，此類銷售可以在其延期的時間和地點進行，而無需另行通知。

(b) Any cash held by the Pledgee as Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 12) in whole or in part by the Pledgee against, all or any part of the obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

質權人作為抵押品持有的任何現金以及質權人就抵押品的全部或任何部分出售，收取或以其他方式實現的所有現金收益，均可由質權人自行決定，由質權人作為抵押，然後或在此之後的任何時間（在支付根據第12條應付給質權人的任何款項後）全部或部分由質權人提出，以履行以下義務的全部或部分義務 質權人應當選舉。質權人持有的任何現金或現金收益盈餘，以及在全額支付后留下的所有義務，應通过支付转給出質人或可能合法有權獲得此類盈餘的人。

SECTION 11. Indemnification. The Pledgor hereby agrees to indemnify and hold harmless the Pledgee and any agent of the Pledgee from and against any and all liability incurred by the Pledgee (or such agent) hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct on the part of the Pledgee or such agent.

第11節。賠償。 出質人特此同意賠償質權人和質權人的任何代理人，使其免受質權人（或此類代理人）根據本協議或與本協議相關的任何和所有責任，除非此類責任是由於重大過失或質權人或此類代理人的故意不當行為引起的。

SECTION 12. Expenses. The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (c) the failure by Pledgor to perform or observe any of the provisions hereof.

第12節。費用。 出質人將根據要求向質權人支付任何和所有合理費用的金額，包括其律師和任何專家及代理人的合理費用和花销，包括質權人可能因以下方式而產生的費用和花销（a）保管或保全 ，或任何抵押品的出售，收集或其他變現，（b）行使或執行質權人的任何權利，或（c）出質人未履行或遵守本協議的任何條款。

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SECTION 13. Miscellaneous. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

第13節。其他。 對本協議的任何條款的修改或放棄，或同意出質人的任何離開，在任何情況下均不得生效，除非該質權人採用書面形式並簽字，並且根据事实情况和給定的具體目的，此類放棄或同意僅在特定情況下有效。

SECTION 14. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Nevada, without effect to the conflict of law.

第14節。適用法律;條款。 本協議受內華達州實體法（衝突的法律除外）的管轄和解釋，不受法律衝突的影響。

[Signature]

【签名】

IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the date first written above.

特此證明，出質人自上述第一次簽署之日起執行本協議。

By:	/s/ Tijin Song
Name:	Tijin Song
姓名：宋体金

Title:	Individual
职务：个人

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